COMMERCIAL CAPITAL BANCORP, INC.

Fourth Quarter 2003 Earnings Conference Call

January 26, 2004

Regulation FD

This presentation may include forward-looking statements (related to the plans, beliefs and goals of CCBI and its subsidiaries), which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; and changes in the securities markets. CCBI undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

CCBI Highlights

Financial Position	**December 31, 2003**
Total Assets	$1.72 billion
Loans Held for Investment	$1.05 billion
Deposits	$646 million
Equity	$102 million
Tangible Equity	$89 million

Financial Results	**Quarter Ended 12/31/2003**	**Quarter Ended 12/30/2002**
Net Income	$6.2 million	$3.2 million
Return on Average Equity	24.83%	29.03%
Return on Average Assets	1.56%	1.59%
Net Interest Margin	3.22%	3.27%
Efficiency Ratio	25.82%	30.62%
Core Loan Originations	$275 million	$192 million

Growing Franchise Presence



Northern California

Loan Offices

- ✦ Sacramento
- ✦ Corte Madera (Marin County)
- ✦ Burlingame
- ✦ Oakland

Southern California

Loan Offices

- ✦ Woodland Hills
- ✦ Encino
- ✦ West Los Angeles

Banking Offices

- ◆ Rancho Santa Margarita
- ◆ Riverside
- ◆ Beverly Hills (Summer 2004)

Banking & Loan Offices

- ★ Irvine (Headquarters)
- ★ La Jolla

Asset Quality of Multi-family Loans

Nationwide	Noncurrent Loans/ Total Loans[1]
Multi-family	0.16%
Single family	0.85%
Commercial Real Estate	1.03%
Construction and Land Loans	1.14%
Business Loans	1.52%
Consumer	0.69%
Multi-family Loans	
CCBI	0.00%
Western Region Thrifts	0.07%
Nationwide Thrifts	0.16%

(1) Based upon 9/30/03 Thrift Financial Reports for nationwide savings institutions

LTV and DCR of December 31, 2003 Portfolio

Multi-Family

Loan to Value	69.2%
Debt Coverage Ratio	1.29:1

Commercial RE

Loan to Value	65.6%
Debt Coverage Ratio	1.35:1

Values are weighted average ratios, at origination

Balance Sheet Growth


Total Assets
($ in millions)
103% AGR (1)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$849
$1,173
$1,412
$1,450
$1,723
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Balance Sheet Growth



Record Core Loan Originations
($ in millions)
$300
$250
$200
$150
$100
$50
$-
$192
$257
$184
$243
$275
12/02
3/03
6/03
9/03
12/03

Balance Sheet Growth



Core Loan Originations Retained
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
43%
51%
86%
91%
94%
12/02
3/03
6/03
9/03
12/03

Balance Sheet Growth



Loans Held for Investment, Net
($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$-
123% AGR (1)
$469
$573
$697
$857
$1,048
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Loan Portfolio Mix

Loans Held for Investment
at December 31, 2003



89% Multi-family
10% Commercial RE
<1% Business Loans
<1% Single Family

Consistent Underwriting



Multi-family and Commercial real estate loan originations
by average LTV and DCR
1.50
1.25
1.00
0.75
0.50
1.31
1.27
1.30
1.32
1.32
69.7%
69.7%
67.8%
66.7%
65.1%
12/02
3/03
6/03
9/03
12/03
Debt Coverage Ratio
Loan to Value

Funding Asset Growth


Total Deposits
($ in millions)
$700
$600
$500
$400
$300
$200
$100
$-
107% AGR (1)
$312
$408
$530
$566
$646
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Capital Ratios



Tangible Equity to Assets
8%
6%
4%
2%
0%
7.60%
6.12%
5.55%
5.73%
5.17%
12/02
3/03
6/03
9/03
12/03



Equity to Assets
10%
8%
6%
4%
2%
0%
9.14%
7.23%
6.47%
6.63%
5.92%
12/02
3/03
6/03
9/03
12/03

Operating Performance


Total Revenues
($ in millions)
49% AGR (1)
25
20
15
10
5
0
$14.0
$16.6
$19.3
$18.5
$20.9
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Operating Performance


Net Interest Income
($ in millions)
$14
$12
$10
$8
$6
$4
$2
$-
97% AGR (1)
$6.3
$8.1
$10.0
$10.8
$12.4
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Operating Performance


Noninterest Income to Total Revenue
20%
15%
10%
5%
0%
18.7%
19.4%
15.7%
8.0%
6.9%
12/02
3/03
6/03
9/03
12/03

Operating Performance Ratios


G&A to Average Assets
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.35%
1.36%
1.21%
1.00%
0.90%
12/02
3/03
6/03
9/03
12/03

Operating Performance Ratios


Efficiency Ratio
35%
30%
25%
20%
15%
10%
5%
0%
30.6%
30.1%
29.2%
27.6%
25.8%
12/02
3/03
6/03
9/03
12/03

Earnings Performance



Quarterly Net Income
($ in millions)
92% AGR (1)
$7
$6
$5
$4
$3
$2
$1
$0
$3.2
$4.2
$4.7
$5.4
$6.2
12/02
3/03
6/03
9/03
12/03

(1) AGR – Annual Growth Rate: 12/02 to 12/03

Operating Performance


Net Interest Margin
4%
3%
2%
1%
0%
3.27%
3.39%
3.29%
3.32%
3.22%
12/02
3/03
6/03
9/03
12/03

Profitability Ratios



Return on Average Assets
2.0%
1.5%
1.0%
0.5%
0.0%
1.59%
1.70%
1.48%
1.58%
1.56%
12/02
3/03
6/03
9/03
12/03

Profitability Ratios


Return on Average Equity
30%
25%
20%
15%
10%
5%
0%
29.0%
20.6%
21.1%
23.8%
24.8%
12/02
3/03
6/03
9/03
12/03

Earnings Performance



Diluted Earnings per Share
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.21
$0.19
$0.20
$0.23
$0.26
12/02
3/03
6/03
9/03
12/03

Leading Loan Originator & High Growth Bank

- CCB was the fastest growing bank in California over the 36 months ended 9/30/03, (source www.fdic.gov).
- 4th largest multi-family originator in CA with 2.8% market share for the 12 months ended 9/30/03, (source: Dataquick Information Systems).

COMMERCIAL CAPITAL BANCORP, INC.

NASDAQ National Market
Ticker: "CCBI"

January 26, 2004